Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report Camber Credit Capital Management, LLC (the “Company”) Brean Capital, LLC (the “Structuring Agent”) (together, the “Specified Parties”) Re: Camber Credit 2026-1 Auto Trust – Data File and Retained Net Economic Interest Schedules Procedures We have performed the procedures described below on: (i) the specified attributes in an electronic data file entitled “Camber 2026-1 final pool tape (10.31.25 cutoff).xlsx” provided by the Company on January 13, 2026, containing information on 2,228 prime automobile leases and the related leased vehicles (the “Auto Leases”) as of October 31, 2025 (the “Data File”), which we were informed are intended to be included as collateral in the offering of notes by Camber Credit 2026-1 Auto Trust, and (ii) the specified information in an electronic data file entitled “Camber KPMG Cash Flow Runs (01.28.26).xlsx” provided by the Structuring Agent on January 28, 2026, on behalf of the Company, containing two (2) note distribution and fair market value scenarios based on various assumed levels of offered note coupons related to the intended offering of notes by Camber Credit 2026-1 Auto Trust (each, a “Retained Net Economic Interest Schedule” and together, the “Retained Net Economic Interest Schedules”). The Company is responsible for the specified attributes identified by the Company in the Data File and the specified information identified by the Company in the Retained Net Economic Interest Schedules. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating (i) the accuracy of the specified attributes in the Data File and the specified information in the Retained Net Economic Interest Schedules and (ii) whether the fair value of the Retained Net Economic Interest (defined below) is at least equal to 5% of the total fair value of all economic interests (i.e., the Retained Net Economic Interest and the offered notes). This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose. The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose. Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings: • The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold. KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391 KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

2 • The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold. • The term “reporting threshold” means that dollar amounts, percentages, numbers of months, and dates were within $1.00, 0.1%, 0.1 months, and 7 days, respectively, unless stated otherwise. • The term “Lease Contract” means motor vehicle lease agreement, closed end motor vehicle lease, open end motor vehicle lease, lease agreement assumption request form, contract modification letter, lease disclosure statement, and/or other related documents. • The term “Servicer Schedule” means a data file entitled “2026.01.14 - P50 KPMG Sample_ResidAdded.xlsx” provided by the Company on January 15, 2026, containing information on the Sample Leases (defined below) that the Company informed us was extracted from the asset management systems of Vervent, the servicer of the Auto Leases. • The term “Source Documents” means the following information provided by the Company: - Lease Contract - Servicer Schedule The Source Documents were represented by the Company to be either electronic copies of the original documents or electronic representations of records contained within the servicer’s asset management systems. We make no representation regarding the validity, enforceability, authenticity, or accuracy of the information in the documents or the execution of the Lease Contract by the borrower. • The term “Structuring Document” means a draft indenture dated January 8, 2026, provided by the Structuring Agent on January 23, 2026, on behalf of the Company, containing information and methodologies related to the notes being offered by Camber Credit 2026-1 Auto Trust. • The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit A. • The term “Provided Information” means the Source Documents, Structuring Document and Instructions. • The term “Retained Net Economic Interest” means, for each Retained Net Economic Interest Schedule, the total fair value of residual cashflows not paid to the offered notes. The procedures we were instructed by the Company to perform are as follows: I. Data File Procedures A. Using a random sampling tool, we randomly selected 90 Auto Leases from the Data File for which the attribute “Lease_extension” was “False” and 10 Auto Leases for which the attribute “Lease_extension” was “True” (the “Extension Leases”), for a total of 100 Auto Leases (the “Sample Leases”). A listing of the Sample Leases is attached hereto as Exhibit B. For purposes of this procedure, the Company did not inform us of the basis they used to determine the numbers of Auto Leases we were instructed to randomly select from the Data File. B. For each Sample Lease, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Source Documents, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the

3 attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority. Attribute Provided Information DEAL ID Lease Contract, Servicer Schedule VEHICLE YEAR Lease Contract, Servicer Schedule VEHICLE MAKE Lease Contract, Servicer Schedule VEHICLE MODEL Lease Contract, Servicer Schedule NEW OR USED Lease Contract, Servicer Schedule OPEN OR CLOSED Lease Contract, Servicer Schedule LEASE DATE Lease Contract, Servicer Schedule, Instructions LEASE TERM Lease Contract, Servicer Schedule, Instructions REMAINING TERM Servicer Schedule, Instructions MATURITY DATE Servicer Schedule, Instructions PAYMENT Lease Contract, Servicer Schedule RESIDUAL VALUE Lease Contract, Servicer Schedule, Instructions CREDIT SCORE Servicer Schedule STATE Lease Contract, Servicer Schedule We found such information to be in agreement except as listed in Exhibit C. II. Retained Net Economic Interest Procedures The procedures we were instructed by the Company to perform on the specified information in the Retained Net Economic Interest Schedules (the relevant excerpts of which are attached as Exhibit D to this report) are as follows. We have marked the specified information in Exhibit D with the symbol below to indicate the procedure performed and the associated findings. Symbol Procedure and Findings A Recomputed using the Data Files, information and methodologies in the Structuring Document, and assumptions included in the Retained Net Economic Interest Schedules. We found such information to be in agreement. Based upon our performance of the procedures above, we found the fair value of the Retained Net Economic Interest to be at least equal to 5% of the total fair value of all economic interests (i.e., the Retained Net Economic Interest and the offered notes) in each Retained Net Economic Interest Schedule. We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an

4 examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File and specified information in the Retained Net Economic Interest Schedules. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement. The procedures performed were applied based on information included in the Data File, Retained Net Economic Interest Schedules, and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information or projected outcomes included in the Data File, Retained Net Economic Interest Schedules, or Provided Information, (ii) the physical existence of the Auto Leases or as to the conformity of their respective characteristics with those assumed for purposes of the comparisons and recomputations described herein, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, (iv) matters of legal interpretation, (v) whether the actual payments on the Auto Leases or the notes, or the fair values of the notes or residual cashflows will correspond to the payments and fair values calculated in accordance with the information included in the Provided Information and Net Economic Interest Schedules, or (vi) the adequacy of the disclosures in the Net Economic Interest Schedules, or as to whether any of the statements expressed therein omit any material facts. The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Auto Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Auto Leases being securitized, (iii) the compliance of the originator of the Auto Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Auto Leases that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”). The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur. This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties but may have access to this report as required by law or regulation. Irvine, California January 30, 2026

A-1 Exhibit A – Instructions Number Attribute Instructions 1. LEASE DATE For Sample Lease #93, compare to April 13, 2023. 2. LEASE TERM For Extension Leases, recalculate as the number of months between MATURITY DATE and LEASE DATE, rounded to the nearest whole number. For Sample Lease #59, calculate the Lease Term as detailed above and add one (1) month if the initial lease payment in the Lease Contract is the 20th day of the month and subsequent payment dates occur on the 5th day of the month. 3. REMAINING TERM Recalculate as the number of months between MATURITY DATE and October 31, 2025, rounded down to the nearest whole number. 4 MATURITY DATE For Extension Leases, recalculate as the date observed in the Servicer Schedule plus one (1) month if the RESIDUAL VALUE field in the Data File and Servicer Schedule are both zero. 5. RESIDUAL VALUE For Extension Leases, consider values to be in agreement if the Data File value is observed to be less than or equal to the value in the Lease Contract.

Exhibit B – The Sample Leases

Sample Lease ID	Company Account ID[1]	Sample Lease ID	Company Account ID[1]	Sample Lease ID	Company Account ID[1]	Sample Lease ID	Company Account ID[1]
1	5000261001	26	5000261026	51	5000261051	76	5000261076
2	5000261002	27	5000261027	52	5000261052	77	5008261077
3	5000261003	28	5000261028	53	5000261053	78	5000261078
4	5000261004	29	5008261029	54	5000261054	79	5008261079
5	5000261005	30	5000261030	55	5008261055	80	5000261080
6	5000261006	31	5000261031	56	5000261056	81	5000261081
7	5000261007	32	5000261032	57	5000261057	82	5000261082
8	5000261008	33	5000261033	58	5000261058	83	5000261083
9	5000261009	34	5000261034	59	5000261059	84	5000261084
10	5000261010	35	5000261035	60	5000261060	85	5000261085
11	5000261011	36	5000261036	61	5000261061	86	5000261086
12	5000261012	37	5000261037	62	5000261062	87	5000261087
13	5000261013	38	5000261038	63	5000261063	88	5008261088
14	5000261014	39	5000261039	64	5000261064	89	5000261089
15	5000261015	40	5000261040	65	5000261065	90	5000261090
16	5000261016	41	5000261041	66	5000261066	91	5000261091
17	5000261017	42	5000261042	67	5000261067	92	5000261092
18	5000261018	43	5000261043	68	5000261068	93	5000261093
19	5000261019	44	5000261044	69	5000261069	94	5000261094
20	5000261020	45	5000261045	70	5000261070	95	5000261095
21	5000261021	46	5000261046	71	5000261071	96	5000261096
22	5000261022	47	5000261047	72	5000261072	97	5000261097
23	5000261023	48	5000261048	73	5000261073	98	5000261098
24	5000261024	49	5000261049	74	5000261074	99	5000261099
25	5000261025	50	5000261050	75	5000261075	100	5000261100

[1] The Company has assigned a unique ten-digit account ID to each Auto Lease in the Data File. The Company's ID referred to in this Exhibit are not the actual ID

B-1

C-1 Exhibit C – Exceptions Sample Lease ID Company Account ID Attribute Per Data File Per Provided Information 96 5000261096 MATURITY DATE 11/1/2027 11/1/2025 96 5000261096 LEASE TERM 60 36 96 5000261096 REMAINING TERM 24 0 99 5000261099 RESIDUAL VALUE $54,122.52 $52,042.20

A Note Face 74,840,000 Sold At 100% FMV 74,840,000 B Note Face 7,575,000 Sold At 90% FMV 6,817,500 Discounted Residual 4,932,568 Total FMV 86,590,068 % of FMV A Note 86.43% B Note 7.87% Residual 5.70% Total 100.00% Camber KPMG Cash Flow Runs (01.28.26).xlsx Scenario #1 "Expected Case, High Note" A Exhibit D

A Note Face 74,840,000 Sold At 100% FMV 74,840,000 B Note Face 7,575,000 Sold At 90% FMV 6,817,500 Discounted Residual 5,220,750 Total FMV 86,878,250 % of FMV A Note 86.14% B Note 7.85% Residual 6.01% Total 100.00% Camber KPMG Cash Flow Runs (01.28.26).xlsx Scenario #2 "Expected Case, Expected Note" A